Exhibit 10.56

CONFIDENTIAL TREATMENT REQUESTED
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

[Aruba Networks Logo]

Amendment #8
to Avnet, Inc.
Distributor Agreement
This Amendment #8 to the Avnet Distributor Agreement (“Amendment”) is made and entered into as of June 1, 2014 ("Effective Date") by and between Aruba Networks, Inc., having its principal place of business at 1344 Crossman Avenue, Sunnyvale, CA 94089 (“Aruba”), and Avnet, Inc., with an address at 2211 South 47th Street, Phoenix, Arizona 85034 (“Distributor”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.
WHEREAS, Aruba and Distributor entered into a Distributor Agreement dated June 15, 2007 (the "Agreement"); and as previously amended;
WHEREAS, Aruba and Distributor now desire to amend the Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties hereby agree as follows:
A. In Exhibit A of the Agreement, entitled “PRODUCT & SERVICES DISCOUNTS”, the sentence as follows:
“**Standard Use Product Non Standard Pricing: (All non-standard deals must be approved by Supplier VP Channel Sales or General Manager of the Americas.): Discounts to be determined on a case by case basis.”
is hereby removed in its entirety and replaced with the following: “PRODUCT & SERVICES PRICING/DISCOUNTS

•	All Products: (Categories - MC, AP, IAP, MX, SW, HW, MR, MAS, CL, OT and ACC)

◦
Non-Standard Pricing (NSP) - For Product being sold to Resellers using non-standard pricing agreed to between Aruba and Reseller, unless otherwise negotiated between Aruba and Distributor, Aruba will offer Distributor a discount equivalent of list price above the non-standard pricing being offered to the Reseller such that Distributor will earn a [***] gross margin.

B.This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C.Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized representatives as of the Effective Date.

ARUBA NETWORKS, INC.                AVNET, INC.
By:     /s/ Ava Hahn         By:     /s/ Chuck Fries
Print Name: Ava Hahn         Print Name: Chuck Fries
Title: General Counsel        Title: VP Mat’ls
Date: 5/28/2014        Date: 5/28/2014

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.